UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 12, 2023

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 460, Ithaca New York		14851
(Address of Principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(888) 503-5753
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	TMP	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2023, Tompkins Financial Corporation (the “Company”) announced that Matthew Tomazin was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company and Tompkins Community Bank (the “Bank”), effective October 1, 2023. Mr. Tomazin will succeed Francis M. Fetsko who, as previously disclosed, announced that he will be retiring from his position as Chief Financial Officer and Chief Operating officer of the Company and the Bank.

Mr. Tomazin, age 38, has served as Senior Vice President and Treasurer of the Company and the Bank since February 2021, having joined the Company in April 2019 as Vice President and Senior Quantitative Analyst. From 2008 until April 2019, Mr. Tomazin served in accounting and strategic finance roles, most recently as Vice President and Assistant Treasurer with NBT Bancorp Inc. (NASDAQ: NBTB), a registered financial holding company with its principal headquarters located in Norwich, New York.

Mr. Tomazin will receive a base salary of $340,000 and the opportunity to receive an annual cash bonus with a potential payout of 35% of base salary. Mr. Tomazin will remain eligible for consideration for equity awards under the Tompkins Financial Corporation 2019 Equity Plan, as amended, and will be eligible for other benefits, at levels consistent with his seniority and scope of responsibilities.

Item 7.01 Regulation FD Disclosure.

On July 12, 2023, the Company issued a press release to announce Matthew Tomazin’s appointment to the office of Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank. A copy of the press release is included in this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Tompkins Financial Corporation dated July 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: July 12, 2023	/s/ Stephen S. Romaine
Stephen S. Romaine
President and CEO